EXHIBIT 10.8
                                  ENTRADE INC.

                                SUBSCRIPTION AND
                       INVESTMENT REPRESENTATION AGREEMENT

Entrade Inc.
500 Central Avenue
Northfield, Illinois 60093

                                    ARTICLE 1

                        SUBSCRIPTION/JOINDER AND PURCHASE

          1.1 Subscription. Subject to the terms and conditions hereof, each of the undersigned "Subscribers" hereby subscribes for and agrees to purchase a number of shares ("Shares") of the no par value common stock ("Common Stock") of Entrade Inc., a Pennsylvania corporation ("Company"), equal to $2,500,000 divided by the Subscription Price. The Subscription Price shall be equal to the lesser of $32.00 or the closing price of the Company's Common Stock on the New York Stock Exchange on the trading day immediately preceding the Closing Date. Subscriber's subscription is subject to acceptance by the Company, which acceptance shall only be evidenced by the Company's execution of the Acceptance of Subscription attached to and forming a part of this Agreement, and to the extent provided therein.

         1.2 Acceptance. Subscriber's Subscription shall only be accepted upon the Company, executing the Acceptance of Subscription attached to this Agreement.

         1.3 Payment of Subscription Price. The Subscribers shall tender to the Company the aggregate sum of $5,000,000.00 on the Closing Date. The Closing Date shall occur on January 6, 2000 or on such later date as the parties mutually agree. On or as soon as reasonably possible after the Closing Date, the Company will deliver certificates evidencing the Shares to Subcribers.

         1.4 Brokerage Fee. Shoreline Pacific Institutional Finance ("SPIF") is acting as the broker for the Subscribers in arranging this Subscription and Investment Agreement ("Agreement"). SPIF will receive a fee equal to 5% of the aggregate Subscription Price of $5,000,000.00 (out of the proceeds). The undersigned Subscribers understand that the information provided to them with respect to the Company has not been independently verified by SPIF. Accordingly, there is no representation by SPIF as to the completeness or accuracy of such information. Each party hereto respectfully represents that no other brokers or representatives were or are retained by them in connection with this Subscription and Investment Agreement. Each party further agrees to hold the other parties, their successors and assigns, harmless from the claims of any other broker in connection with this Subscription and Investment Agreement for the subscription and purchase of Shares to be purchased hereunder. The provisions of this Section 1.4 shall survive the delivery of the Shares contemplated herein.


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                                    ARTICLE 2

                         SUBSCRIBER REPRESENTATIONS AND
                        WARRANTIES AND INVESTOR AWARENESS

         2.1 Subscriber Representations and Warranties. Each Subscriber makes the following representations and warranties with the intent that the same may be relied upon in determining its suitability to purchase the Shares of the Company and with the understanding that the availability of exemptions from registration of the offering may depend upon the accuracy of such representations and warranties.

                  2.1.1 Knowledge of Terms and Conditions. The Subscriber has received and read, examined, analyzed and reviewed a copy of the S.E.C. Form 10-Q filed November 12, 1999 with the Securities and Exchange Commission for the quarter ended September 30, 1999, Artra Group Incorporated Proxy Statement/Prospectus dated August 20, 1999 and Form 8-K's dated October 6, 1999 and October 28, 1999 and Form 8-KA dated December 2, 1999 (the "SEC Documents"). The Subscriber acknowledges that the Subscriber has been offered the opportunity to obtain additional information, to verify the accuracy of the information contained in the SEC Documents, to evaluate the merits and risks of this investment with independent advisers and to ask questions of the Company and Anthony E. Rothschild, General Counsel, covering the terms and conditions of the agreements and transactions contemplated by the Company, and all such questions were satisfactorily answered. The Subscriber acknowledges that it has not been furnished any other offering literature or prospectus.

                  2.1.2 Not a Registered Offering. The Subscriber understands that the offering of Shares to the Subscribers has not been and is not being registered either with the U.S. Securities and Exchange
         Commission ("SEC") or with the secretary of state of the state of incorporation or place of business of the Subscriber, and are being offered and sold pursuant to the exemption from registration provided in Regulation D ("Regulation D") promulgated under the Securities Act of 1933 by the SEC (the "1933 Act"), and limited offering exemptions provided in the "Blue Sky" laws of the states of incorporation or place of business of the Subscriber, and that no governmental agency has recommended or endorsed the Shares or made any finding or determination relating to the adequacy or accuracy of the Memorandum or the fairness of an investment in the Company. Any representation to the contrary is a criminal offense.

                  2.1.3  Risk  Factors.  The  Subscriber   understands  and  has
         evaluated the risks involved in an investment in the Company. The Subscriber recognizes that an investment in the Company involves a substantial risk of loss by the Subscriber of its entire investment and represents and warrants that the Subscriber is able to bear the risk of this investment, including the loss of the Subscriber's entire investment, and has sufficient knowledge and experience in financial and business matters to be capable of evaluating the merits and risks of this investment.




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                  2.1.4 Legal Ability;  Purchase for Investment.  Subscriber has
         the legal ability to enter into this Subscription Agreement. The Subscriber is subscribing for the Shares solely for its own account, for investment purposes, and not with a view to, or with any intention of, a distribution, sale, or subdivision of any Shares or for the account of any other individual, corporation, firm, entity or person, except in accordance with the requirements of the 1933 Act. Subscriber represents and warrants to the Company that: (a) such Subscriber is a limited partnership, duly organized, validly existing, and in good standing under the law of the jurisdiction of its incorporation and duly qualified and in good standing as a foreign limited partnership in the jurisdiction of its principal place of business (if not organized therein); (b) the Subscriber has full power and authority to execute and agree to this Agreement and to perform its obligations hereunder and all necessary actions by its partners or other persons necessary for the due authorization, execution, delivery, and performance of this Agreement by that Subscriber have been duly taken; (c) the Subscriber
         has  duly  executed  and  delivered   this   Agreement;   and  (d)  the
         Subscriber's authorization, execution, delivery, and performance of this Agreement does not conflict with (i) any law, rule or court order applicable to that Subscriber, (ii) such Subscriber's articles of incorporation or bylaws, or (iii) any other agreement or arrangement to which such Subscriber is a party or by which it is bound.

                  2.1.5 Independent Investigation. In making its decision to purchase the Shares that are herein subscribed for, the Subscriber has relied solely upon independent investigations made by it. Except with respect to the Company's representations in this Agreement, the
         Subscriber  is not  relying  on the  Company  or any of its  respective shareholders, members, managers, directors, officers, employees, affiliates, legal counsel, agents or representatives with respect to any risk of making an investment in the Company, or any tax or other economic considerations involved in this investment. Except as set forth herein, no representations or warranties or other statements have been made to the Subscriber by the Company or any of its respective shareholders, members, managers, directors, officers, employees, affiliates, legal counsel, agents or representatives. In making the decision whether to invest in the Shares described herein, the Subscriber has relied solely on the information contained in this Agreement.

                  2.1.6 Restrictions of Transfer. The Subscriber understands that the Securities are characterized as "restricted securities" under the 1933 Act and Rule 144 promulgated thereunder inasmuch as they are being acquired from the Company in a transaction not involving a public offering, and that under the 1933 Act and applicable regulations thereunder such securities may be resold without registration under the 1933 Act only in certain limited circumstances. In this connection, such Subscriber represents that such Subscriber is familiar with Rule 144 of the 1933 Act, as presently in effect, and understands the resale limitations imposed thereby and by the 1933 Act. Such Subscriber understands that the Company is under no obligation to register any of the securities sold hereunder except as may be described in this Agreement under Section 2.2.6.1. Any resale legend will be removed upon 1933 Act registration. The legend will read as follows:






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                 "The  shares  represented  by this  certificate  have not been registered under the Securities Act of 1933 (the "Act"). The shares have been acquired for investment and may not be sold, or otherwise transferred, in the absence of an effective registration statement for the shares under the Act or an opinion of counsel presented to the Company prior to the proposed transaction that registration is not required under the Act."

                  2.1.7 Accredited Investor. The Subscriber expressly represents and warrants that it is an "accredited investor" as defined in Rule 501(a) of Regulation D under the 1933 Act.

                  2.1.8 Investment Representations. The Subscriber expressly represents and warrants that:

                           2.1.8.1 the Subscriber has such knowledge and experience in financial and business matters, in general, and in investments similar to an investment in the Company, in particular, that the Subscriber is capable of evaluating the merits and risks of an investment in the Shares described herein; and the Subscriber has obtained, in the Subscriber's discretion, sufficient information from the Company to evaluate the merits and risks of such investment;

                           2.1.8.2 the  Subscriber  is able to bear the economic
                  risk of the Subscriber's investment in the Company for an indefinite period of time, including the risk of losing all of the Subscriber's investment; and

                           2.1.8.3 by reason of the  Subscriber's  knowledge and
                  experience in business and financial matters, the Subscriber has acquired the capacity to protect its own interest in investments of this nature and is capable of evaluating the risks, merits and other facets of this investment.

                  2.1.9    State of Residence.  (Intentionally Deleted)

                  2.1.10 No Misrepresentations. Any information, representations or warranties which the Subscriber has heretofore furnished or herein furnishes to the Company with respect to its financial position and business experience are correct and complete as of the date of this Agreement, and if there should be any material change in such information, representations or warranties prior to the Closing Date, it will immediately inform the Company.

         2.2 Company Representations, Warranties and Covenants. Effective upon the Company's execution of the acceptance to this Agreement, the Company makes the following representations and warranties to the Subscriber as of the date hereof and as of the Closing Date:

                 2.2.1 Organization and Good Standing. The Company is duly organized and existing under, and by virtue of, the laws of the State of Pennsylvania and is in good standing under such laws. The Company




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         has  the  requisite  power  as a  corporation  to own and  operate  its properties and assets, and to carry on its business as presently conducted.

                  2.2.2 Legal Power. The Company has all requisite power and authority of a corporation to enter into this Agreement, and to carry out and perform its obligations under this Agreement.

                 2.2.3 Authorization; No Conflicts. All action on the part of the Company necessary for the issuance and sale of the Shares pursuant hereto and for the execution, performance and delivery by the Company of this Agreement has been taken. The execution, delivery and performance by the Company of this Agreement and the issuance of the Shares will not (i) violate (1) any provision of law applicable to the Company, except that no representation or warranty is made with respect to any so-called "blue sky laws" of any state, (2) its articles of incorporation or other organizational documents, (3) any applicable order of any court, agency or governmental authority specifically naming the Company or (4) any material indenture, agreement or other instrument to which it is a party or by which it or any of its material assets or property is bound, (ii) be in conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any indenture, agreement or other instrument or (iii) result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of its property or assets. This Agreement is a valid and binding obligation of the Company enforceable against it in accordance with its terms except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting enforcement of creditors' rights and rules or laws concerning equitable remedies.

                 2.2.4 Changes. Since the date of the last filing with the SEC, to the best knowledge of the Company, after reasonable inquiry, there has not been any (i) material adverse change in the business of the Company, and (ii) there have been no transactions entered into by the Company or any of its subsidiaries, other than those in the ordinary course of business, which are material with respect to the business, taken as a whole.

                 2.2.5 Valid Issuance. The Shares, when delivered pursuant to this Agreement against receipt of the Subscription Price by the Company, as provided herein, shall be validly issued and fully paid Shares of the Company, and will be free of any liens and encumbrances other than as a result of any actions by the Subscriber. The issuance of the Shares is not subject to preemptive or other similar rights which have not been waived.

                  2.2.6    "Piggyback" Registration.

                           2.2.6.1 Basic Right. At any time during the period commencing on the issuance date of the Shares under this Agreement ("Issue Date") and ending two years after the Issue Date, the Company proposes to register any of its equity securities under the Securities Act, other than in an offering on Form S-8 or Form S-4 or any successor form, it shall at






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                  least  10  days  prior  to the  filing  of  such  registration statement with the Securities and Exchange Commission (the "Commission") give notice of its intention to do so to Subscriber. If Subscriber notifies the Company within 5 days of the date of the Company notice of filing a registration statement of Subscriber's desire to include any Shares in such proposed registration statement, the Company shall, subject to the provisions of 2.2.6.2 below, include the Shares designated by Subscriber in such registration statement. Anything in this subparagraph 2.2.6.1 to the contrary notwithstanding, the "piggyback" registration rights described herein shall be available for exercise by Subscriber on one occasion only and, after the exercise thereof in accordance with the provisions set forth herein, the Company shall be under no further obligation to give Subscriber the notice described in this subparagraph 2.2.6.1 to include any of the Shares in any subsequent registration statement.

                                    (a)  In  connection  with  the  registration
                           described in this Section, the Company agrees to take all action necessary to facilitate the sale by the Subscriber of the Shares, including furnishing to the Subscriber such number of prospectuses reasonably required by the Subscriber to dispose of its Shares, using its best efforts to register or qualify the Shares under the 1933 Act and applicable blue sky laws and delivering underwriting agreements and other documents customarily delivered by issuers in connection with public offerings.

                                    (b) With respect to the  inclusion of Shares
                           in a registration statement pursuant to this Section, all fees, costs and expenses of and incidental to such inclusion shall be borne by the Company; provided, however, that the Subscriber shall bear any fees and disbursements of counsel retained by the Subscriber (other than counsel also retained by the Company).

                                    (c) The  Subscriber  shall  be  entitled  to
                           customary indemnification and rights of contribution relating to the registration of the Shares.

                           2.2.6.2 Registration Requirements. The Company shall:

                                    (a)  No  later  than  forty-five  (45)  days
                           following the Closing Date, prepare and file a registration statement with the Commission pursuant to Rule 415 under the Securities Act on such appropriate form as the Company is eligible to use under the Securities Act) covering the resale of the Shares("Registration Statement"). Thereafter, the Company shall use its best efforts to cause such Registration Statement and other filings to be declared effective prior to the end of the period terminating one hundred twenty (120) days following the Closing Date.




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                                    (b)  Prepare  and file  with the  Commission
                           such amendments and supplements to such Registration Statement and the prospectus used in connection with Registration Statement as may be necessary to comply with the provisions of the Act with respect to the
                           disposition  of  all   securities   covered  by  such
                           Registration Statement and notify the holders of the Shares of the filing and effectiveness of such
                           Registration   Statement   and  any   amendments   or
                           supplements.

                                    (c)  Furnish to each  holder of such  Shares
                           such copies of a current prospectus conforming with the requirements of the Act, copies of the Registration Statement, any amendment or supplement thereto and any documents incorporated by reference therein and such other documents as such holder of such Shares may reasonably require in order to facilitate the disposition of the Shares.

                                    (d) Use its best  efforts  to  register  and
                           qualify the securities covered by such Registration under such other securities or "Blue Sky" laws of such jurisdictions as shall be reasonably requested by each holder of such Shares; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

                                    (e)  Notify   each  holder  of  such  Shares
                           immediately of the issuance by the Commission or any state securities commission or agency of any stop order suspending the effectiveness of the
                           Registration Statement or the initiation of any proceedings for that purpose. The Company shall use its best efforts to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible time.

                                    (f) Use its best  efforts to list the Shares
                           with all securities exchanges(s) and/or markets on which the Shares are then listed and prepare and file any required filings with any exchange or market where the Shares are traded.

                                    (g) Bear all expenses incurred in connection
                           with such registration, qualification or compliance with registration pursuant to this paragraph except the holder of the Shares shall bear all underwriting discounts and selling commissions applicable to the sale of such Shares and all fees and disbursements of counsel for such holders.

                                    (h)  Use  its  best  efforts  to  keep  such
                           registration effective until the earliest (i) of January 6, 2002; (ii) all of the holders of such Shares having completed the sales or distribution described in the Registration Statement relating thereto; or (iii) such Shares being able to be sold under Rule 144(k) or any equivalent successor rule.



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                                    (i)  Notify   each  holder  of  such  Shares
                           immediately  in  the  event  that  the   Registration
                           Statement has become stale or contains a material misstatement or material omission.

                           The parties hereto agree to execute appropriate and customary mutual indemnity agreements prior to the effectiveness of any registration statements as may be reasonably requested by either party.


                           2.2.6.3 Withdrawal of Registration Statement. Notwithstanding the provisions of subparagraph 2.2.6.1 above, the Company shall at all times have the absolute right to elect not to file any proposed registration statement referred to in Section 2.2.6.1, or to withdraw the same after the filing but prior to the effective date thereof. In addition, notwithstanding the provisions of subparagraph 2.2.6.1 above, the Company may exclude from such registration statement all or a portion of the Shares for which registration was requested by Subscriber if, in the written opinion of the Company's managing underwriter for any securities being sold by the Company and registered on the same registration statement as the Shares, if any, the inclusion of all or a portion of such Shares, when added to the securities being registered for sale by the Company, will exceed the maximum amount of the Company's securities which can be marketed (i) at a price reasonably related to their then current market value, or (ii) without otherwise materially and adversely affecting the entire offering. If less than all of the Shares requested for inclusion in said registration statement are to be excluded pursuant to the foregoing provision, the Shares which are included shall be allocated among the selling stockholders thereunder on a pro rata basis.

                  2.2.7 Qualifications. The Company is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary other than those in which the failure so to qualify would not have a Material Adverse Effect. "Material Adverse Effect" means any adverse effect on the business, operations, properties, prospects, or financial condition of the entity with respect to which such term is used and which is material to such entity and other entities controlling or controlled by such entity taken as a whole, or any material adverse effect on the transactions contemplated under this Agreement, or any other agreement or document contemplated hereby or thereby.

                  2.2.8 No Violations. The business of the Company is not being conducted in violation of any law, ordinance or regulations of any governmental entity, except for violations which either singly or in the aggregate do not and will not have a Material Adverse Effect. The Company is not required under Federal, state, local or foreign law,





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         rule or regulation to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement or issue and sell the Shares except as may be stated elsewhere in this Agreement.

                  2.2.9 SEC Documents; Financial Statements. The Common Stock of the Company is registered pursuant to Section 12(g) of the Securities Act of 1934, as amended (the "Exchange Act"), and the Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the Commission pursuant to the reporting requirements of the Exchange Act, including material filed pursuant to
         Section 13(a) and 15(d), in addition to one or more registration statements and amendments thereto heretofore filed by the Company with the Commission (all of the foregoing including filings incorporated by reference therein being referred to herein as the "SEC Documents"). The Company has not provided to the Subscribers any material non-public information or any information which, according to applicable law, rule or regulation, should have been disclosed publicly by the Company but which has not been disclosed. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission promulgated thereunder and other Federal, state and local laws, rules and regulations applicable to such SEC Documents, and none of the SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  2.2.10 No General Solicitation. Neither the Company, nor any of its affiliates, or, to its knowledge, any person acting on its or their behalf (other than Subscribers, as to whom the Company makes no representation) has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the 1933
         Act) in connection with the offer or sale of the Shares.

                  2.2.11 No Integrated Offering. Neither the Company, nor any of its affiliates, nor to its knowledge any person acting on its or their behalf (other than the Subscribers, as to whom the Company makes no representation) has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security under any circumstances that would require registration of the Shares under the 1933 Act.

                                    ARTICLE 3
                                   CONDITIONS

         3.1 Conditions Precedent to the Obligation of the Subscribers to Purchase the Shares. The obligation hereunder of each Subscriber to acquire and pay for the Shares is subject to the satisfaction, at or before the Closing, of each of the conditions set forth below. These conditions are for the Subscribers' sole benefit and may be waived by the Subscribers at any time in their sole discretion.





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


                  3.1.1 Accuracy of the Company's Representations. The representations and warranties of the Company shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a particular date).

                  3.1.2 Performance of the Company. The Company shall have performed all agreements and satisfied all conditions required to be performed or satisfied by the Company at or prior to the Closing.

                  3.1.3 NYSE. From the date hereof to the Closing Date, trading in the Company's Common Stock shall not have been suspended by the SEC or the NYSE and Common Stock shall not have been delisted.

                  3.1.4 No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.


                                    ARTICLE 4

                            MISCELLANEOUS PROVISIONS

         4.1 Survival of Representations and Warranties. The representations and warranties contained herein are intended to and shall survive delivery of this Agreement and the completion of the transactions contemplated hereby, provided, however, that the representations and warranties set forth in paragraph 2.2.4 shall survive only until the expiration of the period of limitations and period of repose imposed by statute and/or case law for interpreting the securities laws, as in effect from time-to-time ("Limitations and Repose Period"), and no cause of action for breach of any representation or warranty contained in paragraph 2.2.4 may be brought after the expiration of the Limitations and Repose Period.

         4.2      Indemnification.

                  4.2.1 By Subscriber. Each Subscriber agrees to indemnify and hold harmless the Company, its officers and directors and each other person, if any, who controls or is controlled by any of them, within the meaning of Section 15 of the 1933 Act, against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, the reasonable expenses of counsel) arising out of or based upon (i) any false representation or warranty or breach or failure by the Subscriber to comply with any covenant or agreement made by the Subscriber herein or in any other document furnished by the Subscriber to any of the foregoing in connection with this transaction; or (ii) the disposition of any Shares which the Subscriber will receive, contrary to the Subscriber's declaration, representations and warranties in this Agreement.

                  4.2.2 By Company. The Company agrees to indemnify and hold harmless each Subscriber, its partners, officers, employees, agents and any other person who controls or is controlled by any of them, against any and all, loss, liability, claim, damage and expense whatsoever (including, but not limited to, the reasonable expenses of counsel) arising out of or based upon any false representation or warranty or breach or failure by the Company or its agents to comply with any covenant or agreement made by the Company herein or in any other document furnished by the Company to the Subscriber in connection with this transaction, provided that in no event shall the Company's indemnification obligations hereunder exceed the aggregate Subscription Price plus interest at a rate equal to ten percent (10%) per annum. Notwithstanding the foregoing, the Company acknowledges that in the event of a willful and wanton breach of paragraph 2.2 by the Company, Subscribers may not have an adequate remedy at law. Accordingly, the parties agree that in any action or proceeding arising out of an alleged willful and wanton breach by Company of paragraph 2.2, Subscribers shall be entitled to seek equitable relief, including specific performance, without the necessity of posting any bond.

         4.3 Notices and Addresses. All notices required to be given under this Agreement shall be in writing and shall be mailed by certified or registered mail, hand delivered or delivered by next business day courier. Any notice to be sent to the Company shall be mailed to the principal place of business of the Company or to such other address as the Company may specify in a notice sent to a Subscriber. All notices to a Subscriber shall be mailed or delivered to the address of the Subscriber set forth below or to such other address as the Subscriber may hereafter specify in a notice to the Company, with copies to Kleinberg, Kaplan, Wolff & Cohen, P.C., 551 Fifth Avenue, New York, New York 10176, Attn: Martin D. Sklar, Esq. Notices shall be effective on the date three
(3) days after the date of mailing or, if hand delivered or delivered by next day business courier, on the date of delivery.

         4.4 Governing Law. This Agreement iS governed by and is to be construed in accordance with the laws of the State of Illinois without regard to conflicts of laws principles.

         4.5 Successors and Assigns. This Agreement shall be binding upon and inure to the parties hereto, and each of their respective legal representatives and successors. This Agreement is not transferable or assignable by the Subscribers or the Company, other than to Subscribers' affiliates.

         4.6   Counterparts.   This   Agreement  may  be  executed  in  multiple
counterparts, each of which shall be deemed an original, but all of which shall constitute one instrument.

         4.7 Modifications To Be In Writing. This Agreement constitutes the entire understanding of the parties hereto and no amendment, restatement, modification or alteration will be binding unless the same is in writing signed by the party against whom any such amendment, restatement, modification or alteration is sought to be enforced.

         4.8 Interpretation. All pronouns contained herein shall be deemed to include the feminine, masculine and neuter, singular or plural, as the identity of the parties hereto may require. The captions of the various paragraphs of this Agreement are inserted for convenience of reference only and shall not affect the construction of any paragraph of this Agreement. All capitalized words or expressions not defined in this Agreement shall have the respective meanings ascribed to them in the Memorandum, unless the context otherwise requires.

         4.9 Validity and Severability. If any provision of this Agreement is held invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law, and all other provisions shall remain.

         4.10 Statutory References. Each reference in this Agreement to a particular statute or regulation, or a provision thereof, shall be deemed to refer to such statute or regulation, or provision thereof, or to any similar or superseding statute or regulation, or provision thereof, as is from time to time in effect.

         4.11 Additional Documents. Each party shall promptly execute all such additional documents as may be reasonably required by another party in furtherance of this Agreement.

         4.12 Jurisdiction. Each Subscriber and the Company irrevocably submits to the exclusive personal jurisdiction of the courts of the state of Illinois for the County of Cook and the United States District Court for the Northern District of Illinois in any suit, action or proceeding brought to enforce this Agreement. Each party hereby irrevocably waives, to the fullest extent permitted by law, any objection which it may now have or hereafter may have to the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in such court has been brought in an inconvenient forum or any other forum. Nothing in this paragraph shall limit the right of the Company to bring proceedings against the Subscriber in the courts of any appropriate jurisdiction.

         4.13 Legal  Proceedings.  There is no  material  legal or  governmental proceeding pending or, to the knowledge of the Company, threatened or contemplated to which the Company is or may be a party or of which the business or property of the Company is or may be subject, which has not been disclosed to the investor or in the SEC Documents.

         4.14 Expenses. Each party shall pay its own expenses in connection with this Agreement.

         4.15 Press Release. The Company will immediately upon Closing issue a press release which has been reviewed by and is reasonably satisfactory to Subscribers.

         IN WITNESS WHEREOF, the Subscriber has executed this Agreement on December 30, 1999.


SUBSCRIBERS:

ELLIOTT ASSOCIATES, L.P.
By:      ______________________
Name:  ________________________
Title:  _______________________

Address:  712 Fifth Avenue - 36th Floor, New York, New York 10019


Business Telephone No.:  (212) 974-6000

Federal ID#::  22-2140975


WESTGATE INTERNATIONAL, L.P.

By:   Martley International, Inc., as Attorney-in-fact

By:  _____________________________
Title:  __________________________

Address: c/o HSBC Financial Services (Cayman) Limited
             Mary Street
             Grand Cayman, Cayman Islands

Business Telephone No.:  (345) 949-7755

Federal ID# :  N/A



Number of Shares at $32.00 each:  to be completed at Closing

Total Subscription Price: $5,000,000.00







                      (FOR COMPLETION ONLY BY THE COMPANY)

                                  ENTRADE INC.
                           ACCEPTANCE OF SUBSCRIPTION

         The undersigned Company hereby accepts the foregoing Subscription and Investment Representation Agreement on behalf of Entrade Inc., subject to the terms and conditions thereof for the "Accepted Amount" set forth below.

   Subscriber Names:                         Elliott Associates, L.P. and
                                             Westgate International, L.P.

   Subscription Price (Tendered):            $5,000,000.00 ($2,500,000 each)

   Accepted Amount:                          $5,000,000.00

   Portion of Subscription Price Returned:   $-0-

   Number of Shares to be issued:            to be completed at Closing







                                              ENTRADE INC.,
                                              a Pennsylvania corporation

                                              By:      ________________________

                                              Title:   ________________________

                                              Date of Acceptance:
                                              December 30, 1999









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